1

                   REORGANIZATION AND STOCK PURCHASE AGREEMENT

      This REORGANIZATION AND STOCK PURCHASE AGREEMENT dated as of September 1, 2005 (this "Agreement") is by and between Altadyne, Inc., a Nevada corporation ("ATYD"), Stem Cell Therapy International, Corp., a Florida corporation ("SCTI"), and R Capital Partners, Inc. ("R Capital").
RECITALS

A. WHEREAS, R Capital partners has introduced SCTI to ATYD, and ATYD desires to acquire directly or indirectly 100% of the equity of SCTI;

B:     WHEREAS, the shareholders of SCTI desire to exchange their shares of SCTI for  equity  in  ATYD;

C:     WHEREAS, the parties hereto intend that the transaction contemplated here by  shall  be  completed  as  a  tax-free  exchange  of  stock.

NOW, THEREFORE, The respective Boards of Directors of ATYD and SCTI deem it advisable and in the best interests of their corporations and the respective shareholders of their corporations that ATYD acquire 100% of the securities of SCTI, in accordance with the terms and conditions of this Reorganization and Stock Purchase Agreement.

1.     Pre-Closing Actions ofATYD.  Immediately upon execution of this Agreement
       --------------------------
and prior to any Closing as set forth herein, ATYD shall undertake the following actions:

(a) The Board of Directors of ATYD shall unanimously approve and deliver to Cutler Law Group ("Escrow") in escrow resolutions with respect to (a) approving the Transactions set forth herein; (c) increasing or directing the size of the Board of Directors to be two members; (c) electing Calvin Cao and Daniel Sullivan to the board of directors of ATYD, and (d) approving a name change of the corporation to Stem Cell Therapy International, Inc.

(b) Shareholders of ATYD shall deliver together with medallion guaranteed stock powers shares of ATYD and/or ATYD shall issue and deliver to Escrow for a total of 25,000,000 shares of ATYD for delivery to shareholders or other designees of SCTI as advised to Escrow prior to closing (the "Escrowed ATYD Shares").

(c) ATYD shall use its reasonable best efforts to prepare and complete the documents necessary to be filed with local, state and federal authorities to consummate the transactions contemplated hereby.

(d) During a period from the date of this Agreement until September 6, 2005 (the "Due Diligence Period"), ATYD shall make available to SCTI and SCTI's employees, attorneys, accountants, financial advisors, agents and representatives during normal business hours all information concerning the operation, business and prospects of ATYD as may be reasonably requested by SCTI. ATYD will cooperate with SCTI for the purpose of permitting SCTI to discuss ATYD's historical business, including without limitation providing access to all employees, consultants, assets, properties, books, accounts, records, tax returns, contracts and other documents of ATYD.

2.     Pre-Closing  Action ofSCTI.  Immediately upon execution of this Agreement
       --------------------------
and prior to the Closing as set forth herein, SCTI shall undertake the following actions:

(a) The Board of Directors of SCTI shall execute and deliver resolutions unanimously approving the Transactions set forth herein.

(b) The shareholders of SCTI shall deliver to Cutler Law Group in escrow certificates representing 25,000,000 shares of common stock of SCTI (the "Escrowed SCTI Shares"), representing 100% of the issued and outstanding equity of SCTI, for delivery to ATYD at Closing.

(f) During the Due Diligence Period, SCTI shall make available to ATYD and ATYD's employees, attorneys, accountants, financial advisors, agents and representatives during normal business hours all information concerning the operation, business and prospects of SCTI as may be reasonably requested by ATYD. SCTI will cooperate with ATYD for the purpose of permitting ATYD to discuss SCTI's business and prospects with customers, creditors, suppliers and other persons having business dealings with such party, including without limitation providing access to all employees, consultants, assets, properties, books, accounts, records, tax returns, contracts and other documents of SCTI, provided that such access will not materially interfere with the normal business operations of SCTI.

3.     Conditions  to  Closing
       -----------------------

The parties' obligation to close the proposed Acquisition will be subject to specified conditions precedent including, but not limited to, the following:

(a) the representations and warranties of ATYD as set forth in Section 6 herein shall remain accurate as of the Closing Date and no material adverse change in the business of ATYD shall have occurred;

(b) the representations and warranties of SCTI as set forth in Section 7 herein shall remain accurate as of the Closing Date and no material adverse change in the business of SCTI shall have occurred;

(c) all the documents necessary to be filed with local, state and federal authorities are prepared

(d) ATYD shall have provided the board resolutions and any other approval required to complete the board election and the name change.

(e) ATYD shall retain its good standing as a publicly traded company under the Securities Exchange Act, trading on the pink sheets under the symbol "ATYD".

4.     At  the  Closing.
       -----------------

(a) At the Closing, Cutler Law Group shall release from escrow the ATYD Board Resolutions effectuating the election of two new members of the Board of Directors. The members of the Board of Directors of ATYD prior to Closing shall submit resignations at Closing.

(b) At the Closing, Cutler Law Group shall release the Escrowed SCTI Shares to ATYD.

(c) At the Closing, the existing officers of ATYD shall resign and be replaced by those officers appointed by the new Board of Directors.

5.     Timing  of Closing.  The Closing shall occur upon the satisfaction of the
       ------------------
conditions set forth in this Agreement and upon instructions from the parties hereto to the Escrow Agent. The Closing Date shall occur on or before September 6, 2005, unless the Escrow Agent receives instructions otherwise from the parties or notice from a party that the conditions set forth herein have not occurred. In the event the Closing does not occur on or before September 30, 2005, (i) the Escrow Agent shall return the Escrowed ATYD Shares to ATYD and
(ii) the Escrow Agent shall return the Escrowed SCTI Shares to the shareholders of SCTI.

6.     Representations  ofATYD.  ATYD  represents  and  warrants  as  follows:
       ------------------------

(a) Ownership of Shares. As of the Closing Date, the shareholders of SCTI will become the owners of the Escrowed ATYD Shares. The Escrowed ATYD Shares will be free from claims, liens or other encumbrances, except as provided under applicable federal and state securities laws;

(b) Fully paid and Nonassessable. The Escrowed ATYD Shares constitute duly and validly issued shares of ATYD, and are fully paid and nonassessable, and ATYD further represents that it has the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

(c) Organization of ATYD; Authorization. ATYD is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of ATYD and this Agreement constitutes a valid and binding obligation of ATYD; enforceable against it in accordance with its terms. ATYD has no subsidiaries.

(d) Capitalization. The authorized capital stock of ATYD consists of 100,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock. As of the Closing Date, ATYD will have a total of 8,400,000 shares of common stock issued and outstanding (not including the Escrowed ATYD Shares) and no shares of preferred stock issued and outstanding. No shares have otherwise been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of ATYD are validly issued, fully paid and non-assessable and there is not and as of the Closing Date, except for 250,000 cashless exercise warrants to purchase shares of ATYD common stock at an exercise price of $1.00 per share held by R Capital, there will not be outstanding any warrants, options or other agreements on the part of ATYD obligating ATYD to issue any additional shares of common or preferred stock or any of its securities of any kind. ATYD will not issue any shares of capital stock from the date of this Agreement through the Closing Date. The Common Stock of ATYD is presently trading on the pink sheets under the symbol "ATYD".

(e) Ownership of ATYD Shares. The delivery of certificates provided herein for the Escrowed ATYD Shares will result in the shareholders of SCTI or assigns immediate acquisition of record and beneficial ownership of the Escrowed ATYD Shares, free and clear of all encumbrances.

(f) No Conflict as to ATYD and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the exchange of the ATYD Shares will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of ATYD or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of ATYD under, any material agreement or commitment to which ATYD is a party or by which its property or assets is bound, or to which any of the property or assets of ATYD is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to ATYD except, in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of ATYD.

(g) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by ATYD in connection with the execution, delivery and performance of this Agreement by ATYD or the consummation of the sale of the Escrowed ATYD Shares.

(h) Other Consents. No consent of any Person is required to be obtained by ATYD to the execution, delivery and performance of this Agreement or the consummation of the sale of the ATYD Shares, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of ATYD.

(i) Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any Court or Governmental body pending or threatened in writing against or involving ATYD which is likely to have a material adverse effect on the business or financial condition of ATYD, or which questions or challenges the validity of this Agreement. ATYD is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of ATYD.

(j)     Absence  of  Certain  Changes.  ATYD  has  not:

1. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of ATYD, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3. other than the ATYD Escrowed Shares, issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

4. organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

5. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

6. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

7. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

8. cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

9. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

10. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

11. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets;

12. made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets;

13. written off or been required to write off any notes or accounts receivable;

14.     written  down  or  been  required  to  write  down  any  inventory;

15.     entered  into  any collective bargaining or union contract or agreement;
or

16.     incurred  any  liability.

(k)     Contracts  and  Commitments.  ATYD  is  not  a  party  to  any:

1.     Contract  or  agreement  involving  any  liability  on  the part of ATYD.

2.     Lease  of  personal  property;

3. Employee bonus, stock option or stock purchase, performance unit, profit-sharing, pension, savings, retirement, health, deferred or incentive compensation, insurance or other material employee benefit plan (as defined in Section 2(3) of ERISA) or program for any of the employees, former employees or retired employees of ATYD;

4. Commitment, contract or agreement that is currently expected by the management of ATYD to result in any material loss upon completion or performance thereof;

5. Contract, agreement or commitment with any officer, employee, agent, consultant, advisor, salesman, sales representative, value added reseller, distributor or dealer; or

6.     Employment  agreement  or  other  similar  agreement.

(l) Compliance with Law. The operations of ATYD have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of ATYD. ATYD has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. ATYD has all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(m)     Tax  Matters.

1. ATYD (1) has filed or shall file prior to Closing all nonconsolidated and noncombined Tax Returns and all consolidated or combined Tax Returns that include only ATYD and not SCTI or its other Affiliates (for the purposes of this Section, such tax Returns shall be considered nonconsolidated and noncombined Tax Returns) required to be filed through the date hereof and will have paid any Tax due through the date hereof with respect to the time periods covered by such nonconsolidated and noncombined Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such nonconsolidated and noncombined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause
(A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

2. ATYD represents that prior to Closing, all consolidated or combined Tax Returns (except those described in subparagraph (1) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the Activities, operations and Transactions, of ATYD for any taxable period shall have been timely filed, and the income, activities, operations and Transactions of ATYD shall have been properly included and reflected thereon. ATYD shall prepare and file, or cause to be prepared and filed, all such consolidated or combined Tax Returns that are required or permitted to include the income, or reflect the activities, operations and Transactions, of ATYD, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including, without limitation, ATYD's consolidated federal income tax return for such taxable years. Prior to Closing, ATYD will timely file a consolidated federal income tax return for the taxable year ended December 31, 2004 and such return shall include and reflect the income, activities, operations and Transactions of ATYD for the taxable period then ended, and hereby expressly covenants and agrees to file a consolidated federal income tax return, and to include and reflect thereon the income, activities, operations and Transactions of ATYD for the taxable period through the Closing Date. All Tax Returns filed pursuant to this subparagraph (2) after the date hereof shall, in each case, to the extent that such Tax Returns specifically relate to ATYD and do not generally relate to matters affecting other members of ATYD's consolidated group, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with the Tax Return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. ATYD has paid or will pay all Taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined Tax Returns.

3. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to ATYD, or its assets or operations and no power of attorney granted by ATYD with respect to any Tax matter is currently in force.

4. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any Tax attributable to ATYD or its assets or operations.

5. All amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

(n) Borrowing and Guarantees. ATYD (a) does not have any indebtedness for borrowed money, (b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and (c) are not guarantors or sureties with respect to the obligations of any Person.

7.     Representations  ofSCTI.  SCTI  for their respective rights and interests
       -----------------------
represent  and  warrant  as  follows:
(a) Organization; Authorization. SCTI is a corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of SCTI and this Agreement constitutes a valid and binding obligation; enforceable against in accordance with its terms. SCTI has no subsidiaries.

(b) Capitalization. The authorized capital stock of SCTI consists of ____________ shares of common stock, par value $_____ per share, and no shares of preferred stock, par value $____ per share As of the date of this Agreement, SCTI has 25,000,000 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. No shares have otherwise been registered under state or federal securities laws. As of the Closing Date, all of the issued and outstanding shares of common stock of SCTI are validly issued, fully paid and non-assessable and there is not and as of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of SCTI obligating any of SCTI to issue any additional shares of common or preferred stock or any of its securities of any kind. Except for 5,000,000 shares to be issued to Institute of Cell Therapy ("ICT") in accordance with a Licensing Agreement dated as of September 1, 2005 between SCTI and ICT (the "ICT Agreement"), SCTI will not issue any shares of capital stock from the date of this Agreement through the Closing Date.

(c) No Conflict as to SCTI and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate any provision of the articles of incorporation or organization of SCTI or any of its Subsidiaries or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of SCTI or any of its Subsidiaries under, any material agreement or commitment to which any of SCTI, any of its Subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of SCTI or any of its Subsidiaries is subject, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to SCTI or any of its Subsidiaries except, in the case of violations, conflicts, defaults, terminations, accelerations or Encumbrances described in clause (b) of this Section for such matters which are not likely to have a material adverse effect on the business or financial condition of SCTI and its subsidiaries, taken as a whole.

(d) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by SCTI or any of either of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by SCTI or the consummation of the transactions contemplated herein.

(e) Other Consents. No consent of any Person is required to be obtained by SCTI to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated herein, including, but not limited to, consents from parties to leases or other agreements or commitments, except for any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of SCTI.

(f) Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by SCTI or its Subsidiaries are, in all respects material to the business or financial condition of SCTI and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used. SCTI has not received notification that it is in violation of any applicable building, zoning, anti-pollution, health, safety or other law, ordinance or regulation in respect of its buildings, plants or structures or their operations, which violation is likely to have a material adverse effect on the business or financial condition of SCTI and its Subsidiaries, taken as a whole or which would require a payment by SCTI or any of its subsidiaries in excess of $2,000 in the aggregate, and which has not been cured.

(g) No Condemnation or Expropriation. Neither the whole nor any portion of the property or leaseholds owned or held by SCTI or any of its Subsidiaries is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any Governmental Body or other Person with or without payment of compensation therefore, which action is likely to have a material adverse effect on the business or financial condition of SCTI and its Subsidiaries, taken as a whole.

(h) Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving SCTI or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of SCTI and any of its Subsidiaries, taken as whole, or which would require a payment by SCTI or its subsidiaries in excess of $2,000 in the aggregate or which questions or challenges the validity of this Agreement. Neither SCTI nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of SCTI or any of its Subsidiaries, taken as a whole, or which would require a payment by SCTI or its Subsidiaries in excess of $2,000 in the aggregate.

(i) Absence of Certain Changes. Neither SCTI nor any of its Subsidiaries has:

1. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of SCTI and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

2. made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

3. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

4. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

5. cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

6. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

7. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

8. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business,
(ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

9. written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

10. written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

11.     entered  into  any collective bargaining or union contract or agreement;
or

12. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of SCTI and their subsidiaries taken as a whole.

(j) Labor Relations. Neither SCTI nor any of its Subsidiaries is a party to any collective bargaining agreement. Except for any matter which is not likely to have a material adverse effect on the business or financial condition of SCTI and its Subsidiaries, taken as a whole, (a) SCTI and its Subsidiaries is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against SCTI or any of its Subsidiaries pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against SCTI or any of its Subsidiaries,
(d) no representation question exists respecting the employees of SCTI or any of its Subsidiaries, (e) neither SCTI nor any of its Subsidiaries has experienced any strike, work stoppage or other labor difficulty, and (f) no collective bargaining agreement relating to employees of SCTI or any of its Subsidiaries is currently being negotiated.

(k) Compliance with Law. The operations of SCTI and its Subsidiaries have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over them, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of SCTI and its Subsidiaries, taken as a whole, or which would not require a payment by SCTI or its Subsidiaries in excess of $2,000 in the aggregate, or which have been cured. Neither SCTI nor any of its Subsidiaries has received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. SCTI and its Subsidiaries have all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of their businesses, and are not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened.

(l)     Tax  Matters.

1. Each of SCTI and its Subsidiaries (1) has filed or shall file prior to Closing all nonconsolidated and noncombined Tax Returns and all consolidated or combined Tax Returns that include only SCTI and not ATYD or its other Affiliates (for the purposes of this Section, such tax Returns shall be considered nonconsolidated and noncombined Tax Returns) required to be filed through the date hereof and will have paid any Tax due through the date hereof with respect to the time periods covered by such nonconsolidated and noncombined Tax Returns and shall timely pay any such Taxes required to be paid by it after the date hereof with respect to such Tax Returns and (2) shall prepare and timely file all such nonconsolidated and noncombined Tax Returns required to be filed after the date hereof and through the Closing Date and pay all Taxes required to be paid by it with respect to the periods covered by such Tax Returns; (B) all such Tax Returns filed pursuant to clause (A) after the date hereof shall, in each case, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with such Tax Return most recently filed in the relevant jurisdiction prior to the date hereof, except as otherwise required by law or regulation. Any such Tax Return filed or required to be filed after the date hereof shall not reflect any new elections or the adoption of any new accounting methods or conventions or other similar items, except to the extent such particular reflection or adoption is required to comply with any law or regulation.

2. Each of SCTI and its Subsidiaries represents that prior to Closing, all consolidated or combined Tax Returns (except those described in subparagraph (1) above) required to be filed by any person through the date hereof that are required or permitted to include the income, or reflect the Activities, operations and Transactions, of SCTI and its Subsidiaries for any taxable period shall have been timely filed, and the income, activities, operations and Transactions of SCTI and its Subsidiaries shall have been properly included and reflected thereon. SCTI and its Subsidiaries shall prepare and file, or cause to be prepared and filed, all such consolidated or combined Tax Returns that are required or permitted to include the income, or reflect the activities, operations and transactions, of SCTI and its Subsidiaries, with respect to any taxable year or the portion thereof ending on or prior to the Closing Date, including, without limitation, SCTI' and Subsidiaries' consolidated federal income tax return for such taxable years. Prior to Closing, SCTI and its Subsidiaries will timely file a consolidated federal income tax return for the taxable year ended December 31, 2004 and such return shall include and reflect the income, activities, operations and transactions of SCTI and its Subsidiaries for the taxable period then ended, and hereby expressly covenants and agrees to file a consolidated federal income tax return, and to include and reflect thereon the income, activities, operations and Transactions of SCTI and its Subsidiaries for the taxable period through the Closing Date. All Tax Returns filed pursuant to this subparagraph (2) after the date hereof shall, in each case, to the extent that such Tax Returns specifically relate to SCTI and its Subsidiaries, be prepared and filed in a manner consistent in all material respects (including elections and accounting methods and conventions) with the Tax Return most recently filed in the relevant jurisdictions prior to the date hereof, except as otherwise required by law or regulation. Each of SCTI and its Subsidiaries has paid or will pay all Taxes that may now or hereafter be due with respect to the taxable periods covered by such consolidated or combined Tax Returns.

3. Neither SCTI nor its Subsidiaries have agreed, or are required, to make any adjustment (x) under Section 481(a) of the Code by reason of a change in accounting method or otherwise or (y) pursuant to any provision of the Tax Reform Act of 1986, the Revenue Act of 1987 or the Technical and Miscellaneous Revenue Act of 1988.

4. There is no (nor has there been any request for an) agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes attributable to SCTI or its Subsidiaries, or their assets or operations and no power of attorney granted by SCTI or its Subsidiaries with respect to any Tax matter is currently in force.

5. There is no action, suit, proceeding, investigation, audit, claim, demand, deficiency or additional assessment in progress, pending or threatened against or with respect to any Tax attributable to SCTI, its Subsidiaries or their assets or operations.

6. All amounts required to be withheld as of the Closing Date for Taxes or otherwise have been withheld and paid when due to the appropriate agency or authority.

7. There shall be delivered or made available to ATYD at or prior to Closing true and complete copies of all income Tax Returns (or with respect to consolidated or combined returns, the portion thereof) and any other Tax Returns requested by ATYD as may be relevant to SCTI, its Subsidiaries, or their assets or operations for any and all periods ending after December 31, 1998, or for any Tax years which are subject to audit or investigation by any taxing authority or entity.

(m)     Environmental  Matters.

1. At all times prior to the date hereof, SCTI and its Subsidiaries have complied in all material respects with applicable environmental laws, orders, regulations, rules and ordinances relating to the Properties (as hereinafter defined), the violation of which would have a material adverse effect on the business or financial condition of SCTI and its Subsidiaries, taken as a whole, or which would require a payment by SCTI or its Subsidiaries in excess of $2,000 in the aggregate, and which have been duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of any Governmental Body.

2. The environmental licenses, permits and authorizations that are material to the operations of SCTI and its Subsidiaries, taken as a whole, are in full force and effect.

8.     Stock  Market  Application.
       --------------------------

     ATYD is a Nevada public corporation that currently trades on the Pink Sheets. Upon completion of the Closing, R Capital agrees to assist ATYD with
(i) obtain a new CUSIP number; (ii) obtain a new trading symbol, (iii) undertake any other matters required to effectuate the transactions contemplated by this Agreement, (iv) assist with the preparation and filing of an initial filing and SEC review of a Form 10-SB; and (v) upon approval of such 10-SB, assist SCTI with filing an application for trading on the over-the-counter bulletin or, if SCTI meets the other qualifications, the American Stock Exchange or the Nasdaq Small Cap Market, including without limitation responding to any and all comments or other information requests received by any such market. SCTI will be responsible for any and all costs associated with such filing (excluding legal costs) including applicable audit costs.

9.Notices.
  -------

     Any notice which any of the parties hereto may desire to serve upon any of the other parties hereto shall be in writing and shall be conclusively deemed to have been received by the party at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If  to  ATYD                  c/o  Cutler  Law  Group
                              3206  West  Wimbledon  Drive
                              Augusta,  GA  30909
                              Facsimile  No.:  (706)  243-4206
                              Attention:  M.  Richard  Cutler

If  to  SCTI:                 Stem  Cell  Therapy  International,  Inc.
                              2203  N.  Lois  Avenue,  9th  Floor
                              Tampa,  FL  33607
                              Facsimile  No.:  (813)  830-6112
                              Attn:  Calvin  Cao,  President

If  to  R  Capital:           c/o  Cutler  Law  Group
                              3206  West  Wimbledon  Drive
                              Augusta,  GA  30909
                              Facsimile  No.:  (706)  243-4206
                              Attention:  M.  Richard  Cutler

10.     Successors.
        ----------

     This Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of the parties.

11.     Choice  of  Law.
        ---------------

     This Agreement shall be construed and enforced in accordance with the laws of the State of New York, and the parties submit to the exclusive jurisdiction of the courts of New York in respect of all disputes arising hereunder.

12.     Counterparts.
        ------------

     This Agreement may be signed in one or more counterparts, all of which taken together shall constitute an entire agreement.

13.     Confidential  Information.
        -------------------------

     Each of ATYD, SCTI and R Capital hereby acknowledges and agrees that all information disclosed to each other whether written or oral, relating to the other's business activities, its customer names, addresses, all operating plans, information relating to its existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information relating to the others business, marketing or product promotional material, including brochures, product literature, plan sheets, and any and all reports generated to customers, with regard to customers, unpublished list of names, and all information relating to order processing, pricing, cost and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such party (collectively "Confidential Information"). Any disclosure of any Confidential Information by any party hereto, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the other. Each party understands that the other desires to keep such Confidential Information in the strictest confidence, and that such party's agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this agreement, and a condition that shall survive the termination of this Agreement. Consequently, each party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

14.     Public  Announcement.
        --------------------

     The parties shall make no public announcement concerning this agreement, their discussions or any other letters, memos or agreements between the parties relating to this agreement until such time as they agree to the contents of a mutually satisfactory press release which they intend to release on the date of execution of this Agreement. Either of the parties, but only after reasonable consultation with the other, may make disclosure if required under applicable law.

15.     Entire  Agreement.
        -----------------

     This Agreement sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

16.     Costs  and  Expenses.
        --------------------

     Except as otherwise specifically set forth herein, each party will bear its own attorneys, brokers, investment bankers, agents, and finders employed by, such party. The parties will indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim for commissions, finder's fees or other compensation in connection with the transactions contemplated herein which may be asserted by any person based on any agreement or arrangement for payment by the other party.

17.     Attorney's  Fees.
        -----------------

     Should any action be commenced between the parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of either in relation thereto, the prevailing party in such Action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney's Fees and Costs.

18.     Finders.
        --------

     ATYD represents and warrants that there are no finders or other parties which have represented ATYD in connection with this transaction other than R Capital which have not received appropriate compensation. In the event any such finders make a claim for any fee, share issuance of other compensation in connection with the transactions contemplated hereby, they shall be the sole responsibility of ATYD. SCTI represents and warrants that there are no finders or other parties which have represented SCTI in connection with this transaction. In the event any such finders make a claim for any fee, share issuance of other compensation in connection with the transactions contemplated hereby, they shall be the sole responsibility of SCTI.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

For  and  on  behalf  of:          Altadyne,  Inc.
                    a  Nevada  corporation




                    By:__________________________
                    M. Richard Cutler
                    President


For and on behalf of:          Stem Cell Therapy International, Corp.
                    a Nevada corporation




                    By:__________________________
                    Calvin Cao
                    President


For and on behalf of:          R Capital Partners, Inc.
                    a  Nevada  corporation



                               [GRAPHIC OMITED]




                    By:__________________________
                    M. Richard Cutler
                    President